UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: June 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

NEW JERSEY MUNICIPALS FUND

FORM N-Q

JUNE 30, 2010

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 98.7%
Education - 22.3%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	$7,500,000	$8,192,325
New Jersey State Educational Facilities Financing
Authority Revenue:
Monmouth University	5.125%	7/1/24	550,000	550,209
Rowan University, Unrefunded Balance, NATL/FGIC	5.000%	7/1/21	2,345,000	2,408,127
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	16,021,350
Montclair State University	5.250%	7/1/38	2,000,000	2,067,140
New Jersey City University	5.000%	7/1/35	4,550,000	4,633,902
Richard Stockton College	5.125%	7/1/28	5,000,000	5,197,450
Richard Stockton College	5.375%	7/1/38	8,000,000	8,339,840
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,817,604
University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	11,537,000
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	13,744,510	(a)(b)
Rutgers State University Revenue	6.400%	5/1/13	330,000	361,096

Total Education				76,870,553

Health Care - 14.0%
New Jersey EDA:
Harrogate Inc.	5.750%	12/1/16	1,970,000	1,970,768
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,442,685
New Jersey Health Care Facilities Financing Authority Revenue:
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	856,896
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,595,325
Catholic Health East	5.250%	11/15/29	9,000,000	9,208,890
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	3,972,507
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,379,838
Robert Wood Johnson University Hospital	5.700%	7/1/20	8,000,000	8,057,840
Robert Wood Johnson University Hospital	5.750%	7/1/31	3,000,000	3,012,060
St. Peters University Hospital	5.750%	7/1/37	3,000,000	2,967,540
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,567,100

Total Health Care				48,031,449

Housing - 2.1%
Essex County Improvement Authority Revenue, NATL/FHA	5.900%	1/1/25	3,120,000	3,120,187	(b)
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,046,087
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	105,000	105,023	(a)

Total Housing				7,271,297

Industrial Revenue - 13.5%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	3,390,000	3,472,140
Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, AMBAC	5.000%	9/1/29	2,725,000	2,639,953
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	630,000	566,748
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	959,550
First Mortgage, Keswick Pines	5.700%	1/1/18	2,885,000	2,703,908
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,486,456
Municipal Loan Pool, AGM	5.125%	11/15/14	765,000	775,274
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,210,416

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Industrial Revenue - continued
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	$1,115,000	$1,111,711	(a)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	850,950	(a)
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.600%	11/1/34	11,250,000	11,265,862	(a)(c)
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	2,000,000	1,645,480	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	4,002,480	(a)(d)
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	10,000,000	10,365,600
Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project	5.750%	4/1/31	2,500,000	2,529,850	(a)

Total Industrial Revenue				46,586,378

Leasing - 5.4%
Atlantic City, COP	8.875%	1/15/13	615,000	676,069
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,945
New Jersey EDA, School Facilities Construction, NATL/FGIC	5.000%	12/15/18	8,000,000	8,726,320
New Jersey State EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,790,780
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,387,432
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,531,140

Total Leasing				18,615,686

Local General Obligation - 4.5%
Atlantic City, GO, AGM	5.000%	12/15/15	2,040,000	2,066,194
Freehold Township Board of Education, NJ, GO:
NATL	5.000%	7/15/23	1,375,000	1,420,691
NATL	5.000%	7/15/24	1,205,000	1,242,415
Refunding	5.000%	7/15/22	2,390,000	2,470,830
Hudson County, GO, NATL/FGIC	6.550%	7/1/10	200,000	200,000
Lakewood Township School District, GO, AMBAC	6.250%	2/15/11	650,000	671,287
Mercer County Improvement Authority, County GTD, Solid Waste Revenue	5.750%	9/15/16	2,500,000	2,507,875
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,831,393
Middlesex County, NJ, Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,176,060
Morris Township, GO	6.550%	7/1/10	550,000	550,000
Morris Township, GO	6.550%	7/1/11	500,000	530,335

Total Local General Obligation				15,667,080

Other - 0.6%
New Jersey EDA:
Department of Human Services	5.000%	7/1/22	500,000	509,930
Department of Human Services	5.200%	7/1/32	444,000	450,345
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,050,510

Total Other				2,010,785

Power - 3.7%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,500,000	3,106,670	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,554,310

Total Power				12,660,980

Pre-Refunded/Escrowed to Maturity - 6.7%
New Jersey EDA, School Facilities Construction	5.000%	6/15/26	9,470,000	10,626,950	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

Pre-Refunded/Escrowed to Maturity - continued
New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital	5.875%	7/1/12	$580,000	$594,146	(f)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	64,170	(f)
IBC/NATL	6.500%	1/1/16	780,000	910,050	(f)
Tobacco Settlement Financing Corp.	5.000%	6/1/15	10,000,000	10,837,100	(e)

Total Pre-Refunded/Escrowed to Maturity				23,032,416

Solid Waste/Resource Recovery - 0.5%
Atlantic County COP, Authority Solid Waste Revenue	7.125%	3/1/16	1,565,000	1,570,603

Special Tax Obligation - 4.9%
New Jersey EDA Revenue, Cigarette Tax	5.625%	6/15/17	110,000	110,065
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,207,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	4,000,000	4,044,320
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	6,000,000	6,374,520
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	970,030

Total Special Tax Obligation				16,706,585

Transportation - 17.5%
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,233,620
Transportation System	5.875%	12/15/38	11,000,000	12,372,800
Transportation Systems	0.000%	12/15/28	17,275,000	6,397,105
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,181,850
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,628,920
New Jersey State Turnpike Authority Revenue, Refunding	5.250%	1/1/28	6,300,000	7,180,992
New Jersey State Turnpike Authority, Turnpike Revenue, C-2005, NATL	6.500%	1/1/16	165,000	190,730
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,272,800
South Jersey Port Corp. Revenue	5.000%	1/1/20	2,300,000	2,381,443
South Jersey Transportation Authority, Transportation System Revenue, AMBAC	5.125%	11/1/22	6,385,000	6,466,154

Total Transportation				60,306,414

Water & Sewer - 3.0%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	2,000,000	2,013,660
Kearny, NJ, Municipal Utilities Authority Revenue, NATL/FGIC	7.300%	11/15/18	1,080,000	1,249,689
Middlesex County Utilities Authority, Sewer Revenue, NATL	6.250%	8/15/10	115,000	115,573
New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., NATL/FGIC	5.375%	5/1/32	2,000,000	1,878,900	(a)
North Hudson Sewer Authority Revenue:
NATL/FGIC	5.250%	8/1/18	3,000,000	3,120,300
NATL/FGIC	5.250%	8/1/19	2,000,000	2,076,120

Total Water & Sewer				10,454,242

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $323,795,805)				339,784,468

SHORT-TERM INVESTMENTS - 3.2%
General Obligation - 3.2%
Commonwealth of Puerto Rico, GO: AGM, SPA-Dexia Credit Local	0.330%	7/1/10	700,000	700,000	(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE

General Obligation - continued
Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.100%	7/1/10	$3,800,000	$3,800,000	(g)
Public Improvements, AGM, SPA-Dexia Bank	0.300%	7/1/10	800,000	800,000	(g)
Public Improvements, SPA-Dexia Credit Local	0.100%	7/1/10	5,600,000	5,600,000	(g)

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,900,000)				10,900,000

TOTAL INVESTMENTS - 101.9% (Cost - $334,695,805#)				350,684,468
Liabilities in Excess of Other Assets - (1.9)%				(6,496,011)

TOTAL NET ASSETS - 100.0%				$344,188,457

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Security is purchased on a when-issued basis.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2010

Ratings Table*

S&P/Moody’s/Fitch**

AAA/Aaa	18.1%
AA/Aa	17.3
A	50.2
BBB/Baa	5.6
B	1.1
CCC/Caa	0.2
A-1	3.1
NR	4.4

100.0%

*	As a percentage of total investments.

**	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 6 through 9 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated” Caa” are judged to be of poor standing and are subject to very high credit risk.

Bond Ratings (unaudited) (continued)

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D — Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR — indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1 — A short-term obligation rated ”SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated ”SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Bond Ratings (unaudited) (continued)

SP-3 — A short-term obligation rated ”SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” rated by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” rated by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” rated by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

Bond Ratings (unaudited) (continued)

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SC — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$339,784,468	—	$339,784,468
Short-term investments†	—	10,900,000	—	10,900,000

Total investments	—	$350,684,468	—	$350,684,468

Other financial instruments:
Futures contracts	$(671,435)	—	—	$(671,435)

Total	$(671,435)	$350,684,468	—	$350,013,033

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent

Notes to Schedule of Investments (unaudited) (continued)

payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,977,934
Gross unrealized depreciation	(1,989,271)

Net unrealized appreciation	$15,988,663

At June 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	242	9/10	$30,183,565	$30,855,000	$(671,435)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2010.

	Futures Contracts		Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts Risk	—	$(671,435)	$(671,435)

During the period ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$24,913,547

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	August 26, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	August 26, 2010